UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 11, 2016

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On May 11, 2016, aTyr Pharma, Inc. (the “Company”) announced financial results for the quarter ended March 31, 2016 in the earnings release attached hereto as Exhibit 99.1.

The information under this Item 2.02, including Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01                                           Regulation FD Disclosure.

The Company intends to use an investor presentation to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website.  A copy of the presentation materials is attached hereto as Exhibit 99.2.  The Company does not undertake to update the presentation materials.

The information under this Item 7.01, including Exhibit 99.2 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1	Earnings Press Release of aTyr Pharma, Inc. dated May 11, 2016.
99.2	Corporate Presentation Materials of aTyr Pharma, Inc. dated May 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ John D. Mendlein
John D. Mendlein, Ph.D.
Chief Executive Officer

Date: May 11, 2016

INDEX TO EXHIBITS

99.1	Press release of aTyr Pharma, Inc. dated May 11, 2016.
99.2	Corporate Presentation Materials of aTyr Pharma, Inc. dated May 2016.

4